The information contained in the attached materials is referred to as the "INFORMATION".

     The attached Term Sheet has been prepared by Eaglemark, Inc. ("EAGLEMARK") and relates to Harley-Davidson Eaglemark Motorcycle Trust 1999-2. Neither Salomon Smith Barney nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("OFFERING DOCUMENTS") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at 212-723-6171.

                Harley-Davidson Eaglemark Motorcycle Trust 1999-2
                      Eaglemark, Inc., Seller and Servicer
           Eaglemark Customer Funding Corporation-IV, Trust Depositor

                               Subject to Revision

                         Term Sheet dated July 19, 1999

Trust.............................     Harley-Davidson Eaglemark Motorcycle Trust 1999-2 (the "TRUST").

Trust Depositor...................     Eaglemark Customer Funding Corporation-IV,  a wholly owned,  limited-purpose subsidiary of Eaglemark, Inc. (the "TRUST DEPOSITOR")

Seller and Servicer or
  Seller/Servicer.................     Eaglemark,  Inc.  ("EAGLEMARK"  or  the  "SELLER"  or,  in its  capacity  as
                                                Servicer,  the  "SERVICER"),  a 100% owned  subsidiary of Eaglemark
                                                Financial Services, Inc.

Owner Trustee.....................     Wilmington Trust Company, a Delaware banking  corporation (in such capacity, the "OWNER TRUSTEE").

Indenture Trustee.................     Harris Trust and Savings  Bank,  an Illinois  banking  corporation  (in such capacity,  the  "INDENTURE  TRUSTEE").  The Indenture  Trustee will also  act as  Paying  Agent  under  the  Indenture  and  the  Trust
                                                Agreement.

Closing Date......................     On or about July 28, 1999

Securities Offered................     The securities offered are as follows:

         A.  General..............     The  Harley-Davidson   Eaglemark  Motorcycle  Trust  1999-2  Harley-Davidson
                                                Motorcycle  Contract  Backed  Notes (the  "NOTES")  will  represent indebtedness  of the  Trust  secured  by the  assets  of the  Trust
                                                (other   than   certain   bank   accounts   associated   with   the
                                                Certificates).   The  Harley-Davidson  Eaglemark  Motorcycle  Trust
                                                1999-2  Harley-Davidson  Motorcycle  Contract  Backed  Certificates
                                                (the   "CERTIFICATES"   and,   together   with   the   Notes,   the
                                                "SECURITIES") will represent  fractional undivided equity interests in the Trust.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                 Salomon Smith Barney Financial Advisor immediately.

                                       The Trust will issue two  Classes of Notes  pursuant to an  Indenture  to be dated as of July 1, 1999 (the  "INDENTURE"),  between the Trust and the  Indenture  Trustee,  as follows:  (i)  $133,000,000  aggregate principal  amount (the "INITIAL  CLASS A-1 NOTE  BALANCE") of Class
                                                A-1 [ ]%  Harley-Davidson  Motorcycle  Contract  Backed  Notes (the
                                                "CLASS A-1 NOTES") and (ii) $59,700,000  aggregate principal amount
                                                (the  "INITIAL   CLASS  A-2  NOTE  BALANCE")  of  Class  A-2  [  ]%
                                                Harley-Davidson  Motorcycle  Contract  Backed Notes (the "CLASS A-2
                                                NOTES").  Payments of interest on the Class A-1 Notes and the Class
                                                A-2  Notes  will  be  made  from   available   collections  on  the
                                                Contracts,  and from certain other  available  amounts as described herein,  without  priority of payment between such Classes,  but in each  case  prior  to  payment  of  interest  on the  Certificates.
                                                Payments of principal,  made through the  application  of available collections on the Contracts in an amount reflecting  reductions in the  principal  balances of the  Contracts,  and from certain other available  amounts as described  herein,  will be made first on the
                                                Class A-1 Notes  until  the  Class  A-1 Notes  have been  repaid in full,  and  thereafter  on the Class A-2 Notes  until the Class A-2
                                                Notes  have  been  repaid in full,  and in each  case  prior to any repayment of principal on the Certificates.

                                       The  Trust  will  issue  $12,300,000  aggregate  principal  amount  of  [ ]%
                                                Certificates  pursuant to a Trust  Agreement to be dated as of July
                                                1, 1999 (the "TRUST  AGREEMENT") by and between the Trust Depositor and the  Owner  Trustee  (the  Owner  Trustee,  together  with  the
                                                Indenture Trustee,  being sometimes collectively referred to herein as the  "TRUSTEES").  Distributions of interest on the Certificates will be  subordinated  to  payments of interest on the Notes to the
                                                extent  described   herein.   Distributions  of  principal  on  the
                                                Certificates  will be  subordinated to payments of principal on the
                                                Notes to the extent described herein.

                                       Each  Class  of  Notes  and the  Certificates  will  be  issued  in  minimum denominations  of $1,000 and will be available in  book-entry  form only.

         B.  Trust Property.......     The Trust  Property  consists  of, among other  things,  the pool of initial contracts  (those  Contracts  described in Tables 1 through 6 under
                                                "THE  CONTRACTS"  are  hereinafter  referred  to  as  the  "INITIAL
                                                CONTRACTS")  together with any Subsequent Contracts (as hereinafter defined)  transferred  to the  Trust,  and  all  rights,  benefits,
                                                obligations  and  proceeds  arising   therefrom  or  in  connection
                                                therewith,  including  security  interests  in the  Harley-Davidson
                                                (and, in certain limited  instances,  Buell)  motorcycles (see "THE
                                                CONTRACTS")  securing such  Contracts  and  proceeds,  if any, from certain insurance policies with respect to individual Motorcycles.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                 Salomon Smith Barney Financial Advisor immediately.

         C.  Distribution Dates...     Distributions  of interest and principal on the  Securities  will be made on the  fifteenth day of each month (or, if such day is not a Business
                                                Day, on the next  succeeding  Business Day) (each, a  "DISTRIBUTION
                                                DATE"),  commencing August 16, 1999.  Payments on the Securities on each  Distribution  Date will be paid to the holders of the related
                                                Securities  who are of record on the last Business Day  immediately preceding  the  calendar  month in  which  such  Distribution  Date occurs (each, a "RECORD DATE").

                                       A "BUSINESS  DAY" will be any day other than a  Saturday,  a Sunday or a day on which banking  institutions in Chicago,  Illinois or Wilmington,
                                                Delaware are  authorized  or obligated by law,  executive  order or government decree to be closed.

                                       To the  extent not  previously  paid prior to such  dates,  the  outstanding principal  amount of (i) the Class A-1 Notes will be payable on the
                                                Distribution  Date  occurring in October 2003 (the "CLASS A-1 FINAL
                                                DISTRIBUTION  DATE")  and (ii) the Class A-2 Notes  will be payable on the  Distribution  Date  occurring  in May 2005 (the  "CLASS A-2
                                                FINAL  DISTRIBUTION  DATE" and,  together  with the Class A-1 Final
                                                Distribution  Date, the "NOTE FINAL  DISTRIBUTION  DATES").  To the
                                                extent not  previously  paid in full prior to such date, the unpaid principal  balance  of the  Certificates  will  be  payable  on the
                                                Distribution  Date  occurring  in December  2007 (the  "CERTIFICATE
                                                FINAL   DISTRIBUTION  DATE"  and,  together  with  the  Note  Final
                                                Distribution Dates, the "FINAL DISTRIBUTION DATES").

Terms of the Notes................     The principal terms of the Notes will be as described below:

         A.  Interest Rates.......     The  Class  A-1  Notes  will  bear  interest  at the rate of [ ]% per  annum
                                                (the  "CLASS A-1 RATE") and the Class A-2 Notes will bear  interest at  the  rate  of [  ]%  per  annum  (the  "CLASS  A-2  RATE"  and, together with the Class A-1 Rate, the "INTEREST RATES").

         B.  Interest.............     Interest  on the  outstanding  principal  amount  of the Class A-1 Notes and
                                                Class A-2 Notes will accrue at the related  Interest  Rate from and including  the  fifteenth  day of the  month  of  the  most  recent
                                                Distribution  Date based on a 360-day year  consisting of 12 months of 30 days  each (or from  and  including  the  Closing  Date  with respect  to the  first  Distribution  Date)  to but  excluding  the fifteenth day of the month of the current  Distribution Date (each, an "INTEREST  PERIOD").  Interest on the Notes for any Distribution
                                                Date due but not paid on such  Distribution Date will be due on the next Distribution  Date,  together with, to the extent permitted by applicable law,  interest on such shortfall at the related Interest
                                                Rate.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                 Salomon Smith Barney Financial Advisor immediately.

         C.  Principal............     Principal  of the Notes  will be  payable  on each  Distribution  Date in an amount generally equal to the Note Principal  Distributable  Amount
                                                (as  hereinafter   defined)  for  such  Distribution   Date.  "NOTE
                                                PRINCIPAL   DISTRIBUTABLE   AMOUNT"  means,  with  respect  to  any
                                                Distribution  Date,  the sum of the  amount by which the  aggregate
                                                principal   balance  of  the  Contracts  has  declined   since  the
                                                immediately  preceding  Distribution  Date  and  any  shortfall  of principal payments due on the Notes from the immediately  preceding
                                                Distribution  Date;  PROVIDED,  HOWEVER,  that the  Note  Principal
                                                Distributable  Amount  for a Class of Notes  shall not  exceed  the outstanding  principal  amount  of such  Class  of  Notes.  On each
                                                Distribution Date, the Note Principal  Distributable Amount will be applied in the  following  priority:  first to reduce the principal amount of the Class A-1 Notes to zero,  and  thereafter,  to reduce
                                                the   principal   amount   of  the   Class   A-2   Notes  to  zero.
                                                Notwithstanding  the foregoing,  if the principal  amount of either the  Class  A-1  Notes or Class A-2 Notes has not been paid in full prior  to its  related  Note  Final  Distribution  Date,  the  Note
                                                Principal  Distributable  Amount for such Note  Final  Distribution
                                                Date will be the unpaid  principal amount of such Class of Notes as of such Note Final Distribution Date.

         D.  Optional
               Redemption........      In the event of an Optional  Purchase (as  hereinafter  defined),  the Class
                                                A-2  Notes  will  be  redeemed  in  whole,  but not in  part,  at a redemption  price equal to the unpaid principal amount of the Class
                                                A-2 Notes plus  accrued  interest  thereon at the related  Interest
                                                Rate.

         E.  Mandatory
              Redemption.........      Under certain  conditions,  the Notes may be accelerated upon the occurrence of an Event of Default under the Indenture.

         F.  Mandatory Special
              Redemption.........      The  holders  of Class A-1 Notes  ("CLASS  A-1  NOTEHOLDERS")  and Class A-2
                                                Notes ("CLASS A-2  NOTEHOLDERS")  will be prepaid in part,  without premium,  on the Distribution Date on or immediately  following the last  day of the  Funding  Period  in the  event  that  any  amount remains on deposit in the  Pre-Funding  Account after giving effect to the purchase of all  Subsequent  Contracts,  including  any such purchase  on such  date (a  "MANDATORY  SPECIAL  REDEMPTION").  The aggregate  principal  amount of Class A-1 Notes and Class A-2 Notes to be  prepaid  will  be an  amount  equal  to the  amount  then on deposit in the Pre-Funding  Account  allocated pro rata;  provided, however,  in the event the Mandatory  Special  Redemption Amount is less than  $150,000  such amount shall be  allocated  solely to the
                                                Class A-1 Noteholders, pro rata.

Terms of the Certificates.........     The principal terms of the Certificates will be as described below:

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                 Salomon Smith Barney Financial Advisor immediately.

         A.  Interest.............     On each  Distribution  Date, the Owner Trustee or any paying agent or paying agents as the Owner Trustee may designate  from time to time (each, a "PAYING AGENT",  which  initially will be the Indenture  Trustee)
                                                will distribute pro rata to  Certificateholders of record as of the related  Record  Date  accrued  interest  at the  rate  of [ ]% per annum (the  "PASS-THROUGH  RATE") on the  Certificate  Balance  (as
                                                defined herein) as of the immediately  preceding  Distribution Date
                                                (after  giving effect to  distributions  of principal to be made on such immediately  preceding  Distribution  Date) or, in the case of the first  Distribution  Date,  the  Initial  Certificate  Balance.
                                                Interest  in respect of a  Distribution  Date will  accrue from and including  the Closing Date (in the case of the first  Distribution
                                                Date) or from and  including  the fifteenth day of the month of the most recent  Distribution  Date to but  excluding the fifteenth day of the month of the  current  Distribution  Date based on a 360-day year  consisting  of 12 months  of 30 days  each.  Interest  on the
                                                Certificates  for any  Distribution  Date  due but not paid on such
                                                Distribution  Date  will  be  due on the  next  Distribution  Date, together with, to the extent permitted by applicable law,  interest on such shortfall at the Pass-Through Rate.

                                       The "CERTIFICATE  BALANCE" will equal $12,300,000 (the "INITIAL  CERTIFICATE
                                                BALANCE")  on the  Closing  Date  and on any date  thereafter  will equal the Initial  Certificate Balance reduced by all distributions of  principal  previously  made  in  respect  of the  Certificates.
                                                Distributions of interest on the Certificates  will be subordinated to  payments  of  interest  on the  Notes to the  extent  described herein.

         B.  Principal............     No principal will be paid on the Certificates  until the  Distribution  Date on which  the  principal  amounts  of the Class A-1 Notes and Class
                                                A-2 Notes have been  reduced  to zero.  On such  Distribution  Date
                                                and  each   Distribution   Date   thereafter,   principal   of  the
                                                Certificates  will be payable  in an amount  equal to the amount by
                                                which  the  aggregate   principal  balance  of  the  Contracts  has
                                                declined,  allocable  to the  Certificates,  since the  immediately
                                                preceding   Distribution   Date  and  any  shortfall  of  principal
                                                payments due on the  Certificates  from the  immediately  preceding
                                                Distribution  Date.  Distributions of principal on the Certificates will be  subordinated  to payments of principal on the Notes to the extent described herein.

         C.  Optional Prepayment       In the event of an Optional  Purchase,  the  Certificates  will be repaid in whole,  but  not  in  part,  at a  repayment  price  equal  to  the
                                                Certificate   Balance   plus  accrued   interest   thereon  at  the
                                                Pass-Through Rate.

Security for the Securities.......     The principal security for the Securities will be as described below:

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                 Salomon Smith Barney Financial Advisor immediately.

         A.  The Contracts........     The  Contracts  will  be  fixed-rate,   simple-interest   conditional  sales
                                                contracts for Motorcycles,  including any and all rights to receive payments  collected  thereunder on or after the related Cutoff Date and security interests in the Motorcycles financed thereby.

                                       On the Closing Date, the Trust  Depositor will sell,  transfer and assign to the Trust pursuant to the Sale and Servicing  Agreement dated as of
                                                July 1, 1999 (the  "AGREEMENT")  among  the  Trust  Depositor,  the
                                                Trust, the Indenture  Trustee and Eaglemark (as servicer),  and the
                                                Trust  will  pledge  to  the  Indenture  Trustee,  pursuant  to the
                                                Indenture,  Initial  Contracts with an aggregate  principal balance of  $153,744,301.60  as  of  July  1,  1999  (the  "INITIAL  CUTOFF
                                                DATE").  Following  the Closing  Date,  pursuant to the  Agreement, the  Trust  Depositor  will  be  obligated,  subject  only  to  the availability  thereof,  to sell, and the Trust will be obligated to
                                                purchase  and  pledge  subject  to  the   satisfaction  of  certain
                                                conditions  set forth  therein,  Subsequent  Contracts from time to time  during  the  Funding  Period  (as  defined  below)  having an aggregate  principal balance equal to  $51,255,698.40,  such amount being  equal to the amount on deposit  in the  Pre-Funding  Account established  under the Indenture on the Closing Date.  With respect to each  transfer  of  Subsequent  Contracts  to the  Trust and the simultaneous  pledge  of  Subsequent  Contracts  to  the  Indenture
                                                Trustee,  the Trust Depositor will designate as a cutoff date (each a "SUBSEQUENT  CUTOFF  DATE") the date as of which such  Subsequent
                                                Contracts  are  deemed  sold  to  the  Trust  and  pledged  to  the
                                                Indenture  Trustee.  Each date on which  Subsequent  Contracts  are conveyed  and  pledged  is  referred  to  herein  as a  "SUBSEQUENT
                                                TRANSFER DATE."

                                       The Initial  Contracts and the  Subsequent  Contracts  will be selected from
                                                retail   Motorcycle   installment  sales  contracts  in  the  Trust
                                                Depositor's  portfolio  based  on  the  criteria  specified  in the
                                                Transfer and Sale  Agreement.  The  Contracts  arise and will arise from  loans to  Obligors  located  in the 50 states  of the  United
                                                States,  the District of Columbia and the U.S.  Territories.  As of
                                                the Initial Cutoff Date, the annual  percentage rate of interest on the Initial  Contracts  ranges from 8.50% to 22.99% with a weighted average  of  approximately  13.33%.  The  Initial  Contracts  had a weighted average term to scheduled maturity, as of origination,  of
                                                approximately   70.77  months,  and  a  weighted  average  term  to
                                                scheduled   maturity,   as  of  the   Initial   Cutoff   Date,   of
                                                approximately  69.15  months.  The final  scheduled  payment on the
                                                Initial  Contract  with the  latest  maturity  is due no later than
                                                January  2007.  No Contract  (including  any  Subsequent  Contract)
                                                will  have  a  scheduled   maturity  later  than  April  2007.  The
                                                Contracts  generally  are or will be prepayable at any time without penalty  to the  Obligor.  Following  the  transfer  of  Subsequent
                                                Contracts  to  the  Trust,  the  aggregate  characteristics  of the entire  pool of  Contracts  may  vary  from  those  of the  Initial
                                                Contracts  as to the  criteria  identified  and  described  in "THE
                                                CONTRACTS" herein.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                 Salomon Smith Barney Financial Advisor immediately.

         B.  The Reserve Fund.....     The  Securityholders  will be afforded  certain limited  protection,  to the
                                                extent  described   herein,   against  losses  in  respect  of  the
                                                Contracts  by the  establishment  of an  account in the name of the
                                                Indenture  Trustee  for the  benefit  of the  Securityholders  (the
                                                "RESERVE FUND").

                                       The  Reserve  Fund will be  created  with an  initial  deposit  by the Trust
                                                Depositor of  $768,721.51  (the "RESERVE FUND INITIAL  DEPOSIT") on
                                                the Closing  Date.  The funds in the Reserve  Fund will  thereafter be  supplemented  on  each  Distribution  Date  by the  deposit  of certain  Excess  Amounts and  Subsequent  Reserve  Fund Amounts (as
                                                defined  herein)  until the amount in the Reserve  Fund reaches the
                                                Specified  Reserve  Fund  Balance  (as  defined  herein).   "EXCESS
                                                AMOUNTS" in respect of a Distribution  Date will equal the funds on deposit in the Collection  Account in respect of such  Distribution
                                                Date, after giving effect to all distributions  required to be made on  such  Distribution  Date  from  Available  Monies  (as  defined herein).  The  "SUBSEQUENT  RESERVE  FUND  AMOUNT"  will  equal the amount  on each  Subsequent  Transfer  Date  equal  to 0.50% of the aggregate  balance  of the  Subsequent  Contracts  conveyed  to the
                                                Trust.  On each  Distribution  Date,  funds will be withdrawn  from the Reserve Fund for distribution to  Securityholders  to cover any shortfalls  in interest  and  principal  required to be paid on the
                                                Securities.

                                       The "SPECIFIED  RESERVE FUND BALANCE" will equal the greater of (a) 2.50% of the  Principal  Balance  of the  Contracts  in the  Trust as of the
                                                first  day of  the  immediately  preceding  Due  Period;  PROVIDED,
                                                HOWEVER,   that  if   certain   trigger   events   occur  (as  more
                                                specifically   described  in  the   Prospectus   Supplement),   the
                                                Specified  Reserve  Fund  Balance  will be  equal  to  6.00% of the
                                                Principal  Balance  of the  Contracts  in the Trust as of the first day of the  immediately  preceding  Due Period and (b) 1.00% of the aggregate of the Initial Class A-1 Note Balance,  Initial Class A-2
                                                Note Balance and Initial Certificate  Balance;  PROVIDED,  HOWEVER,
                                                in no event shall the  Specified  Reserve  Fund  Balance be greater than the aggregate outstanding principal balance of the Securities.

                                       On each Distribution  Date, after giving effect to all distributions made on such  Distribution  Date,  any amounts in the Reserve Fund that are in excess of the  Specified  Reserve Fund Balance will be allocated and distributed to the Trust Depositor.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                 Salomon Smith Barney Financial Advisor immediately.

         C.  Pre-Funding
              Account............      During the period (the  "FUNDING  PERIOD")  from and  including  the Closing
                                                Date until the earliest of (a) the  Distribution  Date on which the
                                                amount  on  deposit  in  the  Pre-Funding   Account  is  less  than
                                                $150,000,  (b) the date on which  an  Event of  Termination  occurs with respect to the Servicer under the  Agreement,  (c) the date on which certain events of insolvency  occur with respect to the Trust
                                                Depositor  or (d) the  close of  business  on the date  which is 90 days from and including the Closing Date, the  Pre-Funding  Account will be  maintained  as an  account  in the  name of the  Indenture
                                                Trustee  on  behalf  of  the   Noteholders   to  secure  the  Trust
                                                Depositor's  obligations  under the Agreement,  as  applicable,  to purchase  and  transfer  Subsequent  Contracts to the Trust and the
                                                Trust's  obligations  under  the  Indenture  to  pledge  Subsequent
                                                Contracts to the  Indenture  Trustee.  The  Pre-Funded  Amount will initially  equal  $51,255,698.40  and,  during the Funding  Period, will be  reduced  by the  amount  thereof  that the  Trust  uses to
                                                purchase   Subsequent   Contracts  from  the  Trust  Depositor  and
                                                contemporaneously   therewith   from  the   Seller   by  the  Trust
                                                Depositor.  The Trust Depositor  expects that the Pre-Funded Amount will be  reduced to less than  $150,000  by the  Distribution  Date occurring in October 1999. Any Pre-Funded  Amount  remaining at the end of the  Funding  Period will be payable to the  Noteholders  as described  above  in  "TERMS  OF  THE  NOTES  -  MANDATORY  SPECIAL
                                                REDEMPTION."

         D.  Interest Reserve
              Account.............     The Trust Depositor will establish,  and fund with an initial deposit on the
                                                Closing  Date,  a  separate  collateral  account in the name of the
                                                Indenture  Trustee  on  behalf  of the  Securityholders  under  the
                                                Agreement  (the  "INTEREST  RESERVE  ACCOUNT"),  for the purpose of providing  additional  funds for  payment of  Carrying  Charges (as described  below)  to pay  certain  distributions  on  Distribution
                                                Dates  occurring  during  (and  on  the  first   Distribution  Date
                                                following  the end of)  the  Funding  Period.  In  addition  to the initial  deposit,  all  investment  earnings  with  respect  to the
                                                Pre-Funding  Account are to be deposited into the Interest  Reserve
                                                Account and,  pursuant to the Agreement,  on each Distribution Date described  above,  amounts in respect of Carrying Charges from such
                                                account  will  be   transferred   into  the   Collection   Account.
                                                "CARRYING  CHARGES"  means  (i) the  product  of (x)  the  weighted average  of the  Class  A-1  Rate,  the  Class  A-2  Rate  and  the
                                                Pass-Through   Rate  and  (y)  the  undisbursed   funds  (excluding
                                                investment  earnings)  in the  Pre-Funding  Account (as of the last day of the  related Due Period,  as defined  herein)  over (ii) the amount  of any  investment  earnings  on funds  in the  Pre-Funding
                                                Account which was transferred to the Interest Reserve  Account,  as well as  interest  earnings  on  amounts  in the  Interest  Reserve
                                                Account.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                 Salomon Smith Barney Financial Advisor immediately.

                                       The Interest  Reserve  Account will be  established  to account for the fact that a portion of the proceeds  obtained from the sale of the Notes will be  initially  deposited  in the  Pre-Funding  Account (as the initial Pre-Funded  Amount) rather than invested in Contracts,  and the monthly  investment  earnings on such Pre-Funded  Amount (until the  Pre-Funded  Amount is used to purchase  Subsequent  Contracts)
                                                are expected to be less than the weighted  average of the Class A-1
                                                Rate, the Class A-2 Rate and the Pass-Through  Rate with respect to the  corresponding  portion  of the  Class A-1  Principal  Balance,
                                                Class A-2 Principal  Balance and the Certificate  Balance,  as well as the amount  necessary to pay the  Trustees'  Fees.  The Interest
                                                Reserve  Account is not designed to provide any protection  against losses on the  Contracts  in the Trust.  After the Funding  Period,
                                                money  remaining in the Interest  Reserve  Account will be released to the Trust Depositor.

Optional Purchase.................     The Seller,  through the Trust  Depositor may, but will not be obligated to, purchase  all of the  Contracts  in the Trust,  and  thereby  cause
                                                early   retirement   of   all   outstanding   Securities,   on  any
                                                Distribution Date as of which the aggregate  outstanding  principal balance of the  Contracts  has declined to less than 10% of the sum
                                                of  (i)  the  aggregate   outstanding   principal  balance  of  the
                                                Contracts  as of the Closing  Date and (ii) the  Pre-Funded  Amount
                                                (an "OPTIONAL PURCHASE").

Ratings...........................     It is a condition  of issuance  that the Class A-1 Notes and Class A-2 Notes be rated "AAA" by Standard & Poor's  Ratings  Services,  A Division
                                                of  The  McGraw-Hill   Companies   ("S&P")  and  "Aaa"  by  Moody's
                                                Investors  Service,  Inc.  ("MOODY'S"  and,  together with S&P, the
                                                "RATING  AGENCIES")  and the  Certificates  each be  rated at least
                                                "BBB" by S&P and "Baa2" by Moody's.

Advances..........................     The  Servicer is  obligated to advance each month an amount equal to accrued and unpaid  interest on the  Contracts  which was  delinquent  with respect to the  related  Due Period (as  defined  herein)  (each an
                                                "ADVANCE"),  but only to the extent that the Servicer believes that the amount of such Advance will be recoverable  from collections on the Contracts.  The Servicer will be entitled to  reimbursement  of outstanding  Advances on any Distribution  Date by means of a first priority  withdrawal of Available  Monies (as hereinafter  defined)
                                                then held in the Collection Account.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                 Salomon Smith Barney Financial Advisor immediately.

Mandatory Repurchase by the
Trust Depositor..................      Under the  Agreement,  the Trust  Depositor  has  agreed,  in the event of a breach of certain  representations and warranties made by the Trust
                                                Depositor and  contained  therein  which  materially  and adversely affects the  Trust's  interest  in any  Contract  and which has not been cured,  to repurchase  such Contract  within two business days prior to the first  Determination  Date  after the Trust  Depositor becomes  aware  of such  breach.  "DETERMINATION  DATE"  means  the fourth  business day following the conclusion of a Due Period.  The
                                                Seller is obligated  under the Transfer and Sale  Agreement  (which right  against the Seller the Trust  Depositor has assigned in such circumstances  to the Trust) to repurchase  the Contracts  from the
                                                Trust  Depositor   contemporaneously  with  the  Trust  Depositor's
                                                purchase of the Contracts from the Trust.

Security Interests and Other Aspects
of the Contracts.................      In  connection  with  the   establishment  of  the  Trust  as  well  as  the
                                                assignment,   conveyance  and  transfer  of  Contracts   (including
                                                Subsequent  Contracts)  to the  Trust and  pledge to the  Indenture
                                                Trustee,   security  interests  in  the  Motorcycles  securing  the
                                                Contracts  have been (or will be) (i)  conveyed and assigned by the
                                                Seller to the Trust  Depositor  pursuant to the  Transfer  and Sale
                                                Agreement  (and, in the case of Subsequent  Contracts,  the related
                                                Subsequent  Purchase  Agreement  as defined  therein  and  executed thereunder),  (ii) conveyed and assigned by the Trust  Depositor to
                                                the  Trust  pursuant  to  the  Agreement   (and,  in  the  case  of
                                                Subsequent Contracts,  the related Subsequent Transfer Agreement as defined  herein and executed  thereunder)  and (iii) pledged by the
                                                Trust to the  Indenture  Trustee  pursuant  to the  Indenture.  The
                                                Agreement  will  designate  the  Servicer as  custodian to maintain possession,  as the Indenture Trustee's agent, of the Contracts and
                                                any  other   documents   relating  to  the   Motorcycles.   Uniform
                                                Commercial  Code financing  statements will be filed in both Nevada and  Illinois,  reflecting  the  conveyance  and  assignment of the
                                                Contracts to the Trust  Depositor  from the Seller,  from the Trust
                                                Depositor  to the  Trust  and the  pledge  from  the  Trust  to the
                                                Indenture  Trustee,  and the  Seller's  and the  Trust  Depositor's
                                                accounting  records and  computer  systems  will also  reflect such conveyance and assignment and pledge.  To facilitate  servicing and save  administrative  costs,  such documents will not be segregated
                                                from  other   similar   documents   that  are  in  the   Servicer's
                                                possession.  However,  the  Contracts  will be  stamped  to reflect their  conveyance and assignment and pledge.  If, however,  through fraud,  negligence or otherwise,  a subsequent  purchaser were able to take  physical  possession of the  Contracts  without  notice of
                                                such  conveyance  and  assignment  and  pledge,   the  Trust's  and
                                                Indenture Trustee's interest in the Contracts could be defeated.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                 Salomon Smith Barney Financial Advisor immediately.

                                       In addition,  due to administrative  burden and expense, the certificates of title  to the  Motorcycles  will  not be  amended  or  reissued  to reflect the  conveyance  and  assignment  of the Seller's  security interest in the  Motorcycles  related to the Contracts to the Trust
                                                Depositor  and the Trust or the  pledge to the  Indenture  Trustee.
                                                In the absence of  amendments  to the  certificates  of title,  the
                                                Trust and  Indenture  Trustee  will not have a  perfected  security interest in the  Motorcycles in some states.  Further,  federal and state consumer  protection laws impose  requirements upon creditors
                                                in  connection   with  extensions  of  credit  and  collections  on
                                                conditional  sales  contracts,  and  certain  of these laws make an assignee of such a contract  liable to the obligor  thereon for any violation  of such  laws by the  lender.  The Trust  Depositor  has agreed to  repurchase  any  Contract  as to which it has  failed to perfect  a  security  interest  in  the  Motorcycle  securing  such
                                                Contract,  or as to which a breach of federal or state laws  exists if  such  breach  materially  and  adversely  affects  the  Trust's interest  in such  Contract  and if such  failure or breach has not
                                                been  cured  within  90  days.   The  Seller  has  entered  into  a
                                                corresponding  obligation to  repurchase  such  Contracts  from the
                                                Trust   Depositor   under  the  Transfer  and  Sale  Agreement  and
                                                Subsequent Purchase Agreements.

Monthly Servicing Fee.............     The  Servicer  will be  entitled  to  receive  for each Due Period a monthly servicing fee (the "MONTHLY  SERVICING  FEE") equal to 1/12th of 1%
                                                of the  Principal  Balance of the  Contracts as of the beginning of such Due  Period.  The  Servicer  will also be  entitled to receive any  extension  fees or late payment  penalty fees paid by Obligors
                                                (collectively  with  the  Monthly  Servicing  Fee,  the  "SERVICING
                                                FEE").  The  Servicing  Fee is payable prior to any payments to the
                                                Noteholders or the Certificateholders.

Tax Status........................     In the  opinion  of  Winston  & Strawn,  federal  tax  counsel  to the Trust
                                                Depositor,  for  federal  income  tax  purposes,  the Notes will be characterized  as debt, and the Trust will not be  characterized as an  association  (or a publicly  traded  partnership)  taxable as a corporation.  Each  Noteholder,  by the acceptance of a Note,  will
                                                agree   to   treat   the   Notes   as   indebtedness,    and   each
                                                Certificateholder,  by the acceptance of a Certificate,  will agree
                                                to   treat   the   Trust   as   a   partnership    in   which   the
                                                Certificateholders are partners for federal income tax purposes.

ERISA Considerations..............     Subject to the considerations  discussed under "ERISA CONSIDERATIONS" in the
                                                Prospectus  Supplement,  the Notes will be eligible for purchase by employee  benefit  plans.  Any benefit plan  fiduciary  considering purchase of the Notes  should,  however,  consult  with its counsel regarding the  consequences  of such  purchase  under ERISA and the
                                                Code.

                                       The  Certificates  are not eligible  for  purchase by (i)  employee  benefit plans subject to ERISA or (ii) individual  retirement  accounts and other retirement plans subject to Section 4975 of the Code.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                 Salomon Smith Barney Financial Advisor immediately.

                                    THE CONTRACTS

     Each Contract is (or will be, in the case of Subsequent Contracts) secured by a Motorcycle and is (or will be) a conditional sales contract originated by a Harley-Davidson dealer and purchased by the Trust Depositor. No Contract may be substituted by the Seller or the Trust Depositor with another Motorcycle contract after such Contract has been sold by the Trust Depositor to the Trust.

     Each Contract (a) is (or will be) secured by a Motorcycle, (b) has (or will have) a fixed annual percentage rate and provide for, if timely made, payments of principal and interest which fully amortize the loan on a simple interest basis over its term and, (c) with respect to the Initial Contracts, has its last scheduled payment due no later than January 2007, and with respect to the Contracts as a whole (including any Subsequent Contracts conveyed to the Trust after the Closing Date), will have a last scheduled payment due no later than April 2007. The first scheduled payment date of Contracts representing approximately 99.30% of the aggregate principal balance of the Contracts (including any Subsequent Contracts) is due no later than August 1999; the first scheduled payment date of Contracts representing approximately 0.70% of the aggregate principal balance of the Contracts (including any Subsequent Contracts) is due no later than August 2000. The Contracts were (or will be) acquired by the Trust Depositor in the ordinary course of the Trust Depositor's
business.   (For general composition of the Initial Contracts see Table 1 below). Approximately 65.35% of the Principal Balance of the Initial Contracts as of the Initial Cutoff Date is attributable to loans to purchase Motorcycles which were new and approximately 34.65% is attributable to loans to purchase Motorcycles which were used at the time the related Contract was originated.
All Initial Contracts have a contractual rate of interest of at least 8.50% per annum and not more than 22.99% per annum and the weighted average contractual rate of interest of the Initial Contracts as of the Initial Cutoff Date is approximately 13.33% per annum (see Table 2 below). Eaglemark applies a tiered system of interest rates to reflect varying degrees of risk assigned to different credit underwriting categories. The Initial Contracts have remaining maturities as of the Initial Cutoff Date of at least 7 months but not more than 84 months and original maturities of at least 12 months but not more than 84 months. The Initial Contracts had a weighted average term to scheduled maturity, as of origination, of approximately 70.77 months, and a weighted average term to scheduled maturity as of the Initial Cutoff Date of approximately 69.15 months (see Tables 3 and 4 below). The average principal balance per Initial Contract as of the Initial Cutoff Date was approximately $12,325.18 and the principal balances on the Initial Contracts as of the Initial Cutoff Date ranged from $1,217.49 to $34,269.38 (see Table 5 below). The Contracts arise (or will arise) from loans to Obligors located in 50 states, the District of Columbia and the U.S. Territories and with respect to the Initial Contracts, constitute the following approximate amounts expressed as a percentage of the aggregate principal balances on the Initial Contracts as of the Initial Cutoff Date: 11.72% in California, 8.44% in Texas, 6.95% in Florida and 5.22% in Pennsylvania (see Table 6 below). No other state represented more than 5.00% of the Initial Contracts.

     Except for certain criteria specified in the preceding paragraph, there will be no required characteristics of the Subsequent Contracts. Therefore, following the transfer of the Subsequent Contracts to the Trust, the aggregate characteristics of the entire pool of the Contracts, including the composition of the Contracts, the distribution by weighted average annual percentage rate of the Contracts, the distribution by calculated remaining term of the Contracts, the distribution by original term to maturity of the Contracts, the distribution by current balance of the Contracts, and the geographic distribution of the Contracts, described in the following tables, may vary from those of the Initial Contracts as of the Initial Cutoff Date.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                 Salomon Smith Barney Financial Advisor immediately.

                                     TABLE 1

                     COMPOSITION OF THE INITIAL CONTRACTS
                         (AS OF THE INITIAL CUTOFF DATE)

Aggregate Principal Balance.................................................................              $153,744,301.60
Number of Contracts.........................................................................                       12,474
Average Principal Balance...................................................................                   $12,325.18
Weighted Average Annual Percentage
     Rate ("APR")...........................................................................                       13.33%
     (Range)................................................................................               8.50% - 22.99%
Weighted Average Original Term (in months)..................................................                        70.77
     (Range)................................................................................                        12-84
Weighted Average Calculated Remaining Term (in months)......................................                        69.15
     (Range)................................................................................                         7-84


                                     TABLE 2

                    DISTRIBUTION BY APR OF THE INITIAL CONTRACTS
                           (AS OF THE INITIAL CUTOFF DATE)

                                                  PERCENT OF                                            PERCENT OF
                             NUMBER OF            NUMBER OF             TOTAL OUTSTANDING                 POOL
       RATE                  CONTRACTS           CONTRACTS(1)           PRINCIPAL BALANCE                BALANCE(1)
       ----                  ---------           ------------           -----------------               -----------
 8.500- 9.000%                    33                 0.26%                   $394,780.06                    0.26%
 9.001-10.000                    320                 2.57                   3,993,649.78                    2.60
10.001-11.000                  1,289                10.33                  17,468,534.38                   11.36
11.001-12.000                  2,130                17.08                  27,819,417.86                   18.09
12.001-13.000                  3,142                25.19                  38,835,080.56                   25.26
13.001-14.000                  3,049                24.44                  37,433,896.96                   24.35
14.001-15.000                  1,047                 8.39                  11,794,858.23                    7.67
15.001-16.000                    310                 2.49                   3,055,574.23                    1.99
16.001-17.000                    104                 0.83                   1,097,060.31                    0.71
17.001-18.000                    360                 2.89                   4,242,820.40                    2.76
18.001-19.000                     30                 0.24                     390,812.55                    0.25
19.001-20.000                    308                 2.47                   3,469,966.30                    2.26
20.001-21.000                    119                 0.95                   1,222,795.69                    0.80
21.001-22.000                    231                 1.85                   2,500,003.00                    1.63
22.001-22.990                      2                 0.02                      25,051.29                    0.02
                              ------                ------              ---------------                   ------

Totals:                       12,474                100.00%              $153,744,301.60                  100.00%

(1) Percentages may not add to 100.00% because of rounding.


This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                 Salomon Smith Barney Financial Advisor immediately.

                                    TABLE 3

                   DISTRIBUTION BY CALCULATED REMAINING TERM
                           OF THE INITIAL CONTRACTS
                        (AS OF THE INITIAL CUTOFF DATE)

    CALCULATED REMAINING                            PERCENT OF NUMBER       TOTAL OUTSTANDING                 PERCENT OF
       TERM (MONTHS)          NUMBER OF CONTRACTS    OF CONTRACTS (1)       PRINCIPAL BALANCE               POOL BALANCE (1)
    --------------------      -------------------   -----------------       -----------------               ----------------
           7 - 12                         21               0.17%                 $68,621.59                     0.04%
          13 - 24                        142               1.14                  757,153.63                     0.49
          25 - 36                        341               2.73                2,447,084.84                     1.59
          37 - 48                        601               4.82                5,310,654.45                     3.45
          49 - 60                      2,391              19.17               25,095,625.91                    16.32
          61 - 72                      7,356              58.97               91,279,985.58                    59.37
          73 - 84                      1,622              13.00               28,785,175.60                    18.72
                                      ------             ------             ---------------                   ------

TOTALS:                               12,474              100.00%           $153,744,301.60                   100.00%

(1) Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                 Salomon Smith Barney Financial Advisor immediately.

                                   TABLE 4

                  DISTRIBUTION BY ORIGINAL TERM TO MATURITY
                          OF THE INITIAL CONTRACTS
                       (AS OF THE INITIAL CUTOFF DATE)

                                                      PERCENT OF
          ORIGINAL               NUMBER OF             NUMBER OF               TOTAL OUTSTANDING             PERCENT OF POOL
       TERM (MONTHS)             CONTRACTS            CONTRACTS (1)             PRINCIPAL BALANCE               BALANCE (1)
       -------------             ---------            -------------            ------------------            ---------------
           0 - 12                         3                0.02%                      $24,619.44                   0.02%
          13 - 24                       110                0.88                       614,706.38                   0.40
          25 - 36                       304                2.44                     2,239,371.28                   1.46
          37 - 48                       579                4.64                     5,059,191.27                   3.29
          49 - 60                     2,404               19.27                    24,994,780.46                  16.26
          61 - 72                     7,427               59.54                    91,733,500.83                  59.67
          73 - 84                     1,647               13.20                    29,078,131.94                  18.91
                                     ------              ------                  ---------------                 ------

TOTALS:                              12,474               100.00%                $153,744,301.60                 100.00%

(1) Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                 Salomon Smith Barney Financial Advisor immediately.

                                 TABLE 5

        DISTRIBUTION BY CURRENT BALANCE OF THE INITIAL CONTRACTS
                     (AS OF THE INITIAL CUTOFF DATE)

                                                         PERCENT OF
                                        NUMBER OF         NUMBER OF                 TOTAL OUTSTANDING           PERCENT OF POOL
        CURRENT BALANCE                 CONTRACTS        CONTRACTS (1)              PRINCIPAL BALANCE             BALANCE (1)
        ---------------                 ---------        -------------              -----------------           ---------------
 $    1,217.49  - 2,000.00                   26                0.21%                       $45,962.06                 0.03%
 $    2,000.01  - 3,000.00                   79                0.63                        200,057.30                 0.13
 $    3,000.01  - 4,000.00                  123                0.99                        436,669.37                 0.28
 $    4,000.01  - 5,000.00                  257                2.06                      1,171,242.73                 0.76
 $    5,000.01  - 6,000.00                  463                3.71                      2,576,858.90                 1.68
 $    6,000.01  - 7,000.00                  738                5.92                      4,827,134.76                 3.14
 $    7,000.01  - 8,000.00                  904                7.25                      6,797,390.88                 4.42
 $    8,000.01  - 9,000.00                  972                7.79                      8,292,669.75                 5.39
 $    9,000.01 - 10,000.00                  938                7.52                      8,923,519.61                 5.80
 $   10,000.01 - 11,000.00                  792                6.35                      8,315,686.55                 5.41
 $   11,000.01 - 12,000.00                  689                5.52                      7,931,472.22                 5.16
 $   12,000.01 - 13,000.00                  727                5.83                      9,090,755.07                 5.91
 $   13,000.01 - 14,000.00                  777                6.23                     10,522,165.12                 6.84
 $   14,000.01 - 15,000.00                  947                7.59                     13,767,347.94                 8.95
 $   15,000.01 - 16,000.00                1,022                8.19                     15,857,230.77                10.31
 $   16,000.01 - 17,000.00                1,022                8.19                     16,869,189.64                10.97
 $   17,000.01 - 18,000.00                  694                5.56                     12,139,089.06                 7.90
 $   18,000.01 - 19,000.00                  518                4.15                      9,572,656.91                 6.23
 $   19,000.01 - 20,000.00                  330                2.65                      6,431,593.05                 4.18
 $   20,000.01 - 21,000.00                  199                1.60                      4,074,453.47                 2.65
 $   21,000.01 - 22,000.00                  107                0.86                      2,299,067.27                 1.50
 $   22,000.01 - 23,000.00                   61                0.49                      1,369,812.82                 0.89
 $   23,000.01 - 24,000.00                   36                0.29                        841,145.89                 0.55
 $   24,000.01 - 25,000.00                   15                0.12                        367,812.63                 0.24
 $   25,000.01 - 26,000.00                   12                0.10                        305,110.14                 0.20
 $   26,000.01 - 27,000.00                   13                0.10                        343,679.38                 0.22
 $   27,000.01 - 28,000.00                    7                0.06                        192,459.87                 0.13
 $   28,000.01 - 29,000.00                    1                0.01                         28,722.04                 0.02
 $   29,000.01 - 30,000.00                    3                0.02                         88,919.12                 0.06
 $   30,000.01 - 31,000.00                    1                0.01                         30,157.90                 0.02
 $   34,000.01 - 34,269.38                    1                0.01                         34,269.38                 0.02
                                         ------              ------                   ---------------               ------

                          TOTALS:        12,474              100.00%                  $153,744,301.60               100.00%

(1)  Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                 Salomon Smith Barney Financial Advisor immediately.

                                       TABLE 6

                  GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS
                           (AS OF THE INITIAL CUTOFF DATE)

                                                             PERCENT OF
                                            NUMBER OF         NUMBER OF                TOTAL OUTSTANDING         PERCENT OF POOL
                STATE                       CONTRACTS        CONTRACTS (1)             PRINCIPAL BALANCE           BALANCE (1)
                -----                       ---------        -------------             -----------------         ---------------
               ALABAMA                          134               1.07%                   $1,829,216.99               1.19%
                ALASKA                           31               0.25                       360,381.96               0.23
               ARIZONA                          288               2.31                     3,925,732.91               2.55
               ARKANSAS                          57               0.46                       693,078.22               0.45
              CALIFORNIA                      1,444              11.58                    18,023,822.50              11.72
               COLORADO                         286               2.29                     3,844,942.82               2.50
             CONNECTICUT                        299               2.40                     3,420,097.26               2.22
               DELAWARE                          77               0.62                       901,529.68               0.59
         DISTRICT OF COLUMBIA                     5               0.04                        54,193.59               0.04
               FLORIDA                          829               6.65                    10,683,404.41               6.95
               GEORGIA                          266               2.13                     3,612,040.12               2.35
                HAWAII                           79               0.63                       922,992.08               0.60
                IDAHO                            25               0.20                       278,729.38               0.18
               ILLINOIS                         458               3.67                     5,544,516.75               3.61
               INDIANA                          236               1.89                     2,983,482.98               1.94
                 IOWA                            85               0.68                     1,119,573.62               0.73
                KANSAS                           92               0.74                     1,127,344.89               0.73
               KENTUCKY                         142               1.14                     1,636,546.59               1.06
               LOUISANA                         118               0.95                     1,491,421.36               0.97
                MAINE                            61               0.49                       705,904.66               0.46
               MARYLAND                         295               2.36                     3,551,609.04               2.31
            MASSACHUSETTS                       322               2.58                     3,515,697.86               2.29
               MICHIGAN                         221               1.77                     3,002,003.89               1.95
              MINNESOTA                         121               0.97                     1,396,403.85               0.91
             MISSISSIPPI                         45               0.36                       600,269.07               0.39
               MISSOURI                         168               1.35                     1,953,695.23               1.27
               MONTANA                           19               0.15                       223,491.67               0.15
               NEBRASKA                          42               0.34                       465,811.00               0.30
                NEVADA                          210               1.68                     2,814,907.88               1.83
            NEW HAMPSHIRE                       186               1.49                     1,979,763.03               1.29
              NEW JERSEY                        450               3.61                     5,179,429.23               3.37
              NEW MEXICO                        131               1.05                     1,851,528.43               1.20
               NEW YORK                         556               4.46                     6,060,540.95               3.94
            NORTH CAROLINA                      444               3.56                     5,646,836.02               3.67
             NORTH DAKOTA                         6               0.05                        61,812.77               0.04
                 OHIO                           500               4.01                     5,812,865.75               3.78
               OKLAHOMA                         130               1.04                     1,617,573.93               1.05
                OREGON                          180               1.44                     2,155,754.89               1.40
             PENNSYLVANIA                       729               5.84                     8,024,099.22               5.22
             RHODE ISLAND                        40               0.32                       410,701.91               0.27
            SOUTH CAROLINA                      209               1.68                     2,615,164.67               1.70

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                 Salomon Smith Barney Financial Advisor immediately.

                                        TABLE 6

                   GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS
                                     (CONTINUED)

                                                             PERCENT OF
                                            NUMBER OF         NUMBER OF                TOTAL OUTSTANDING         PERCENT OF POOL
                STATE                       CONTRACTS        CONTRACTS (1)             PRINCIPAL BALANCE           BALANCE (1)
                -----                       ---------        -------------             -----------------         ---------------
             SOUTH DAKOTA                      37               0.30                       373,613.22               0.24
              TENNESSEE                       275               2.20                     3,611,394.55               2.35
                TEXAS                         956               7.66                    12,971,658.04               8.44
                 UTAH                          41               0.33                       484,616.54               0.32
               VERMONT                         32               0.26                       342,642.77               0.22
               VIRGINIA                       377               3.02                     4,475,530.93               2.91
              WASHINGTON                      333               2.67                     4,490,013.08               2.92
            WEST VIRGINIA                      56               0.45                       665,250.22               0.43
              WISCONSIN                       312               2.50                     3,756,915.57               2.44
               WYOMING                         26               0.21                       324,206.56               0.21
                OTHER                          13               0.10                       149,547.06               0.10
                                           ------             ------                  ---------------             ------
      TOTALS:                              12,474             100.00%                 $153,744,301.60             100.00%

(1)  Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                 Salomon Smith Barney Financial Advisor immediately.

DELINQUENCY, LOAN LOSS AND REPOSSESSION INFORMATION

     The following tables set forth the delinquency experience and loan loss and repossession experience of the Seller's portfolio of conditional sales contracts for Motorcycles. These figures include data in respect of contracts which the Seller has previously sold with respect to prior securitizations and for which the Seller acts as servicer.

                             DELINQUENCY EXPERIENCE(1)/
                               (DOLLARS IN THOUSANDS)

                                                                          At December 31,
                                  ------------------------------------------------------------------------------------------------
                                           1998                     1997                    1996                    1995
                                           ----                     ----                    ----                    ----
                                     Number                  Number                  Number                   Number
                                       of                      of                      of                       of
                                    Contracts     Amount    Contracts     Amount    Contracts     Amount     Contracts     Amount
                                    ---------     ------    ---------     ------    ---------     ------     ---------     ------
     Portfolio...................     67,137    $651,248.7     45,258   $434,890.7     32,574   $303,682.4     20,590   $184,054.0
     Period of Delinquency(2)/
         30-59 Days..............      1,970     $17,768.1      1,264    $11,454.6        904     $8,002.9        477     $4,043.3
         60-89 Days..............        745       6,153.9        559      5,112.1        374      3,170.7        157      1,298.7
         90 Days or more.........        304       2,591.0        269      2,196.5        213      1,880.6        140      1,120.2
                                       -----     ---------     ------    ---------      -----    ---------        ---     --------
     Total Delinquencies.........      3,019     $26,513.0      2,092    $18,763.2      1,491    $13,054.2        774     $6,462.2
                                       -----     ---------     ------    ---------      -----    ---------        ---     --------
                                       -----     ---------     ------    ---------      -----    ---------        ---     --------

     Total Delinquencies as a
     Percent of Total Portfolio..       4.50%         4.07%      4.62%        4.31%      4.58%        4.30%      3.76%        3.51%

                                                            At June 30,
                                     ----------------------------------------------------------
                                                1999                          1998
                                                ----                          ----
                                           Number                        Number
                                             of                            of
                                          Contracts       Amount         Contracts     Amount
                                          ---------    ----------        ---------   ----------
     Portfolio......................       80,843      $807,205.6          52,546    $511,856.8
     Period of Delinquency(2)/
         30-59 Days.................        1,989       $18,509.5             999      $9,256.7
         60-89 Days.................          602         5,535.2             254       2,247.1
         90 Days or more............          183         1,615.3              72         661.2
                                            -----       ---------           -----     ---------
     Total Delinquencies............        2,774       $25,660.0           1,325     $12,165.0
                                            -----       ---------           -----     ---------
                                            -----       ---------           -----     ---------

     Total Delinquencies as a
     Percent of Total Portfolio.....         3.43%           3.18%           2.52%         2.38%

     ---------
     (1) Excludes Contracts already in repossession, which Contracts the Servicer does not consider outstanding.

     (2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a Contract due on the first day of a month is not 30 days delinquent until the first day of the next month.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                 Salomon Smith Barney Financial Advisor immediately.

                           LOAN LOSS/REPOSSESSION EXPERIENCE
                                (DOLLARS IN THOUSANDS)

                                                                            Year Ended
                                                                           December 31,
                                                  -------------------------------------------------------------
                                                      1998             1997             1996            1995
                                                      ----             ----             ----            ----
          Principal Balance of All Contracts
              Serviced(1)/....................      $653,836.0       $436,771.0      $304,730.9       $184,548.7
          Contract Liquidations(2)/...........           1.54%            1.42%           0.74%            0.76%
          Net Losses:
              Dollars(3)/.....................        $5,245.3         $3,781.1        $1,639.5           $866.4
              Percentage(4)/..................           0.80%            0.87%           0.54%            0.47%

                                                                   Six Months Ended June 30,
                                                 ---------------------------------------------------------------
                                                             1999                            1998
                                                             ----                            ----'
         Principal Balance of All Contracts
             Serviced(1)/.....................            $809,208.7                      $513,828.0
         Contract Liquidations(2)/............                 1.62%                           1.43%
         Net Losses:
             Dollars(3)/......................              $2,726.0                        $1,748.1
             Percentage(4)/...................                 0.67%                           0.68%

         ----------
         (1)  As of period end.  Includes Contracts already in repossession.
         (2) As a percentage of the total number of Contracts being serviced as of period end, calculated on an annualized basis.
         (3) The calculation of net loss includes actual charge-offs, deficiency balances remaining after liquidation of repossessed vehicles and expenses of repossession and liquidation, net of recoveries.
         (4) As a percentage of the principal amount of Contracts being serviced as of period end, calculated on an annualized basis.

THE DATA PRESENTED IN THE FOREGOING TABLES ARE FOR ILLUSTRATIVE PURPOSES ONLY AND THERE IS NO ASSURANCE THAT THE DELINQUENCY, LOAN LOSS OR REPOSSESSION EXPERIENCE OF THE CONTRACTS WILL BE SIMILAR TO THAT SET FORTH ABOVE.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer, please contact your
                 Salomon Smith Barney Financial Advisor immediately.